REPUBLIC FUNDS

                         Supplement dated March 17, 2000

                     to Prospectuses dated February 29, 2000

SEC Exemptive Relief for Subadvisory Agreements

         Republic Funds, Republic Portfolios, and HSBC Bank USA ("HSBC" or the "Manager") have been granted exemptive relief by the Securities and Exchange Commission to permit the Manager to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Republic Equity Fund, a series of the Republic Trust, and the Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio, series of Republic Portfolios in which, respectively, the Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund invest, each employ sub-advisers (collectively, the "Sub-Advised Funds"). The Manager is responsible for the overall investment program of each of the Sub-Advised Funds, and is ultimately responsible to oversee the sub-advisers and recommend their hiring, termination and replacement.

New Sub-Adviser for Republic Equity Fund

         The Manager has selected Institutional Capital Corporation ("ICAP") to serve as a sub-adviser to the Republic Equity Fund (the "Fund"). Accordingly, the Investment Adviser portion of the Prospectus relating to the Fund is revised to read as follows:

         The Equity Fund:

         Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105, and Institutional Capital Corporation ("ICAP"), 225 W. Wacker Drive, Chicago, IL 60606, both serve as investment advisers to the Equity Fund. Alliance pursues a "growth" style of investing, while ICAP pursues a "value" style of investing. As investment manager, HSBC is responsible for allocating the Fund's assets between Alliance and ICAP for purposes of investment.

         Alliance is a leading global investment adviser supervising client accounts with assets totaling $368 billion as of December 31, 1999. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

         ICAP is an employee-owned investment management firm established in 1970. ICAP is dedicated to the management of value-oriented equity products, and has approximately $12 billion in assets under management.

         The Portfolio Manager portion of the Prospectus relating to the Fund is revised to read as follows:

         THE EQUITY FUND:

         John L. Blundin, an Executive Vice President and Portfolio Manager and Disciplined Growth Team Leader, and Christopher Toub, a Senior Vice President, Equity Portfolio Manager, and Director of Global Equity Research have primary portfolio management responsibility for the Equity Fund's assets allocated to Alliance. In all, Mr. Blundin has 35 years of investment experience. For 27 years, including the last five years, Mr. Blundin has served as a portfolio manager at Alliance. Mr. Toub has 18 years of investment experience, including the last five years of experience as a portfolio manager at Alliance.

         Robert Lyon, President and Chief Investment Officer, has primary portfolio management responsibility for the Equity Fund's assets allocated to ICAP. In all, Mr. Lyon has 25 years of investment experience. He has been with ICAP since 1988.


                  Investors Should Retain This Supplement For Future Reference